Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
15. Subsequent Events
On October 8, 2021, the Company entered into a Stock Purchase Agreement, as amended on November 3, 2021, to acquire 100% of the equity interests in Hot Air, Inc. (“Hot Air”). Hot Air through its subsidiaries, owns the business of operating upscale casual dining pizza restaurants in the specialty pizza and wings segment under the trade name Anthony’s Coal Fired Pizza (“AFCP”). As of September 30, 2021, Hot Air had 61 company owned restaurants in Florida, Delaware, Pennsylvania, New Jersey, New York, Massachusetts, Maryland and Rhode Island.
On November 3, 2021, the Company completed its acquisition of Hot Air for a total purchase price of approximately $156.6 million. The consideration was comprised of $53.0 million of non-convertible, redeemable preferred stock, $28.0 million of common stock, and the assumption of net indebtedness of $75.6 million.

16. Subsequent Events
The Company has evaluated events and transactions that occurred between December 31, 2020 through April 28, 2021, which is the date that the consolidated financial statements were available to be issued for possible recognition or disclosure in the consolidated financial statements.
In January 2021, the Company paid its revolving line of credit to Bank of America. The balance at the time of payoff was $3,012,000.
The Company has begun the process of applying for PPP loan forgiveness in February of 2021, however, there is no assurance that the PPP loans will be forgiven.